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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 27, 2006
                                                        ------------------


                        FAMILY HOME HEALTH SERVICES INC.
                        --------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                     NEVADA
                                     ------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


       000-32887                                          02-0718322
       ---------                                          ----------
(COMMISSION FILE NUMBER)                 (I.R.S. EMPLOYER IDENTIFICATION NUMBER)


                            801 WEST ANN ARBOR TRAIL
                                    SUITE 200
                               PLYMOUTH, MICHIGAN
                                      48170
                               ------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)


                                 (734) 414-9990
                               ------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On September 27, 2006 ("Effective Date"), Family Home Health Services, Inc. ("Company") entered into an Amendment to Loan Agreement and Amendment to Master Revolving Note (collectively, the "Amendment") with Comerica Bank as "Lender." The Amendment increases the Company's maximum line of credit amount from $1,300,000 to $1,800,000. The Amendment also includes a requirement that, upon the earlier of (a)the receipt of additional equity from Barron Partners LP, or (b) December 31, 2006, the Company shall make a mandatory prepayment so that the outstanding principal balance of the Company's term loan is less than $1,500,000. As a condition to the effectiveness of the Amendment, the Company paid to Lender an amendment fee of $5,000.

         The foregoing is a summary of certain material terms and conditions of the Amendment to Loan Agreement and the Amendment to Master Revolving Note, and not a complete discussion of those agreements. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the Amendment to Loan Agreement and the Amendment to Master Revolving Note attached as exhibits hereto and incorporated herein by reference. Reference is also made to the Amended and Restated Loan Agreement attached as Exhibit 10.4 to the Company's Form 8-K filed with the Securities and Exchange Commission on April 11, 2006 (File No. 000-32887).

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (d) Exhibits.

         The following exhibits are included with this Current Report on Form
         8-K:

         10.1     Form of Amendment to Loan Agreement made on
                  September 27, 2006,between the Company and Comerica Bank.

         10.2 Form of Amendment to Master Revolving Note made on September 27, 2006 between the Company and Comerica Bank.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FAMILY HOME HEALTH SERVICES INC.


Date: October 2, 2006               /s/ Kevin R. Ruark
                                    -------------------------------------------
                                    By:   Kevin R. Ruark
                                    Its:  Chief Executive Officer and President




                                       2
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                                  Exhibit Index


Exhibit No.                    Exhibit Description
  10.1            Form of Amendment to Loan Agreement made on September 27, 2006, between the Company and Comerica Bank.

  10.2            Form of Amendment to Master Revolving Note made on
                  September 27, 2006 between the Company and Comerica Bank.